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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------


                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 1, 2002
                                                 -------------------------------


                             INTEGRAL SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)



            Maryland                    0-18603                 52-1267968
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


               5000 Philadelphia Way, Lanham, Maryland 20706-4417
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (301) 731-4233
                                                          ----------------


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          (Former Name or Former Address, if Changed Since Last Report)





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Item 2.   Acquisition or Disposition of Assets.

     On October 16, 2002, Integral Systems, Inc., a Maryland corporation ("Integral"), filed a Current Report on Form 8-K with the Securities and Exchange Commission with respect to its acquisition of Real Time Logic, Inc., a Colorado corporation ("RT Logic"), pursuant to an Agreement and Plan of Reorganization dated October 1, 2002, by and among Integral, RT Logic, ISI Merger Corp., a Colorado corporation and a wholly owned subsidiary of Integral ("ISI"), each of the individuals designated as a Major Shareholder on Exhibit 1 attached thereto and Randal E. Culver as Shareholders' Representative (the "Reorganization Agreement"). Pursuant to the Reorganization Agreement, RT Logic was merged with and into ISI, with ISI as the surviving corporation. In connection with the Merger, ISI changed its corporate name to Real Time Logic, Inc. This Amendment No. 1 to Current Report on Form 8-K is filed to include the financial information listed in Item 7 related to Integral's acquisition of RT Logic.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Business Acquired.

               The audited balance sheets of RT Logic, including independent auditor's report thereon, as of March 29, 2002 and March 30, 2001 and the related statements of income, changes in stockholders' equity, and cash flows for the years ended March 29, 2002 and March 30, 2001, are attached hereto as
Exhibit 99.2 and incorporated herein by reference.

          (b)  Interim Financial Statements of Business Acquired.

               The unaudited balance sheet as of September 30, 2002 and the related unaudited statements of income and cash flows of RT Logic for the six months ended September 30, 2002 and September 30, 2001 and attached hereto as
Exhibit 99.3 and incorporated herein by reference.

          (c)  Pro Forma Financial Information.

               The unaudited pro forma condensed combined balance sheet as of September 30, 2002 and the unaudited pro forma condensed combined statements of operations for the year ended September 30, 2002 are attached hereto as Exhibit
99.4 and incorporated herein by reference.

          (d)  Exhibits.

Exhibit 2.1 Agreement and Plan of Reorganization dated October 1, 2002, by and among Integral Systems, Inc., Real Time Logic, Inc., ISI Merger Corp., each of the individuals designated as a Major Shareholder on Exhibit 1 attached thereto and Randal E. Culver as Shareholders' Representative*

Exhibit 23.1   Consent of BiggsKofford & Co., P.C.

Exhibit 99.1   Press Release*

Exhibit 99.2 Audited balance sheets of RT Logic as of March 29, 2002 and March 30, 2001 and the related statements of income, changes in stockholders' equity, and cash flows for the years ended March 29, 2002 and March 30, 2001.

Exhibit 99.3 Unaudited balance sheet as of September 30, 2002 and the related unaudited statements of income and cash flows of RT Logic for the six months ended September 30, 2002 and September 30, 2001.

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Exhibit 99.4   Unaudited pro forma condensed combined balance sheet as of
               September 30, 2002 and the unaudited pro forma condensed combined statements of operations for the year ended September 30, 2002.

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*  Previously filed

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTEGRAL SYSTEMS, INC.

                                  By:  /s/ Thomas L. Gough
                                       -------------------------------------
                                       Thomas L. Gough
                                       President and Chief Operating Officer

Date:      December 16, 2002



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                                  EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------
2.1          Agreement and Plan of Reorganization dated October 1, 2002, by and among Integral Systems, Inc., Real Time Logic, Inc., ISI
             Merger Corp., each of the individuals designated as a Major
             Shareholder on Exhibit 1 attached thereto and Randal E. Culver as
             Shareholders' Representative*

23.1         Consent of BiggsKofford & Co., P.C.

99.1         Press Release*

99.2 Audited balance sheets of RT Logic as of March 29, 2002 and March 30, 2001 and the related statements of income, changes in stockholders' equity, and cash flows for the years ended March 29, 2002 and March 30, 2001.

99.3 Unaudited balance sheet of RT Logic as of September 30, 2002 and the related unaudited statements of income and cash flows of RT Logic for the six months ended September 30, 2002 and September 30, 2001.

99.4 Unaudited pro forma condensed combined balance sheets as of September 30, 2002 and the unaudited pro forma condensed combined statements of operations for the year ended September 30, 2002.

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*  Previously filed